UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2011

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (337) 237-1960

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On July 15, 2011, Home Bancorp, Inc. (the “Company”) completed its acquisition of GS Financial Corp. (“GSFC”) in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated as of March 30, 2011, by and between the Company and GSFC (the “Merger Agreement”). Immediately after closing and in accordance with the terms of the Merger Agreement, Guaranty Savings Bank (“GS Bank”), which had been the wholly owned subsidiary of GSFC, was merged with and into Home Bank, the Company’s wholly owned subsidiary, with Home Bank as the surviving institution. The Company acquired all of the outstanding shares of common stock of GSFC for aggregate cash consideration of approximately $26.4 million ($21.00 per GSFC common share). The preceding description is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference from Exhibit 2.1 to this Current Report on Form 8-K.

ITEM 8.01	Other Events

On July 15, 2011, the Company issued a press release announcing the completion of the acquisition of GSFC.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger dated as of March 30, 2011, between Home Bancorp, Inc. and GS Financial Corp. (Incorporated by reference to Annex A of the definitive proxy statement of GS Financial Corp., dated as of June 1, 2011 and filed with the SEC on June 1, 2011 (SEC File No. 000-22269)).

99.1	Press Release, dated July 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: July 18, 2011	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger dated as of March 30, 2011, between Home Bancorp, Inc. and GS Financial Corp. (Incorporated by reference to Annex A of the definitive proxy statement of GS Financial Corp., dated as of June 1, 2011 and filed with the SEC on June 1, 2011 (SEC File No. 000-22269)).

99.1	Press Release, dated July 15, 2011